Carphone Warehouse Group plc Interim Results & Strategy Update 7th November 2011 Interim Results for the 6 months ended 30 September 2011 1.

Agenda • Strategic Highlights Charles Dunstone - Chairman • Interim Results 2011-12 & Strategy Update Roger Taylor - CEO • Financial Update Nigel Langstaff - CFO

Strategic Highlights Charles Dunstone Chairman

Strategic Highlights • Sale of interest in Best Buy Mobile (US & Canada) • Closure of Best Buy UK ‘Big Box’ • Launch of Global Connect • Focus on CPW’s connectivity strategy

Interim Results 2011-12 & Strategy Update Roger Taylor CEO

Continuing • CPW Europe Headline EBIT £24.4m, pre £4.4m reorganisation charge (2010: £44.2m) • 18 to 24mth contracts (LFL -3.9%, connections -8.8%) • Slower prepay market • Product launch timing • Virgin Mobile France Headline EBIT £8.0m (2010: £19.9m) • Strong revenue growth of 22.1% • Net adds of 88,000 (2010: net reduction of 33,000) • H1 focus on customer acquisitions, increased SAC Other • Best Buy Mobile US profit share up 5.4% to £45.0m (2010: £42.7m) • Weaker Q2 (product launch timing) • Best Buy UK EBIT loss of £46.7m (2010: loss of £28.8m) Interim Results 2011-12 H1 in line with expectations No change to full year guidance for continuing business

Christmas 2011 iPhone 4 (8gb) Blackberry Curve 8520 Samsung Galaxy Mini £419.00 £129.95 £69.95 New Prepay smartphones CPW exclusives* Blackberry 9300 Samsung Galaxy Europa HTC Wildfire S £159.95 £49.95 £129.95 Nokia C2-02 Nokia C3-00 £69.95 £69.95 Samsung Tocco Lite Alcatel OT810 £49.95 £49.95 *Exclusive features such as content, back cover or add on products

Postpay propositions HTC Sensation XL Nokia Lumia 800 iPhone4S 16GB Blackberry Bold 9900 Free from £31/mth Free from £31/mth Free from £41/mth Free from £31/mth Choose your FREE gift and FREE phone

Closure of Best Buy UK „Big Box‟ Focus on „Connected World‟ with one brand • Connectivity strategy prioritised: higher and proven rate of return • Store closure expected by end of calendar year 2011 (losses through to closure £25m-£30m) • Redeployment of Best Buy UK talent • Exceptional cash costs of closure £65m-£75m • Non-cash asset write-downs of £40m-£45m • CPW’s share of total net cash investment from inception to closure c.£100m

„Connected World‟ - the next step ‘To INSPIRE & GUIDE in this connected world, making people’s lives better through technology’ Extended “connected” product range Higher profit pool categories Further Geek Squad & services roll out Multi-channel „click & connect‟ Extended customer touch points Accessories PH/CPW Stores Integrated web M Commerce A refocused business that plays to our strengths

CPW Connected World WIRELESS WORLD ++ CONNECTED WORLD Advice on smartphones, tablets, laptops & all other technology that connects your world Your connected retailer • Faster store conversion • Increase in total sq ft: 15%-20% over next 3 to 5 years • Expanding online proposition • Compelling returns

• Launch of new JV with Best Buy Co., Inc. • Driving Connected World into new markets • Partnerships with major retailers in target markets • Capital-light • Sharing expertise, vendor relationships and best retail practice • Effective operational governance Global Connect Replicating partnership success across the globe

Global Connect - China • 1.3bn with 50% urban population • 68% mobile penetration nationally • Over 350m handset sales in 2011 • Best Buy - Five Star • National Chinese CE retailer • Revenue US$1.7bn FY11 • Jiangsu based • 210 stores in 6 regions by end FY12 • Ambitious 5 year roll-out plan • Mobile SWAS & SAS proposition • Launch Pilot early 2012 Source: Data Monitor, Euro Monitor; Strategy Analytics; Gartner

Sale of interest in Best Buy Mobile (US & Canada) • Enable our US partners to pursue ‘Connect’ strategy & market a wider range of products • Consideration £838m for Best Buy Mobile (US & Canada) • Upfront cash payment of £813m ($1,303m) • Ongoing consultancy fee of £5m pa for five years • Intention to return upfront cash payment to shareholders • No corporation tax expected to arise on upfront cash payment Realising value for our shareholders

Best Buy Europe FMV CPW Put & BBY Call (2 years: BBY Call China/Mexico only) FMV FMV less 10% CPW Put & China/Mexico FMV Formalisation of long-term ownership FMV - fair market value Global Connect Global Connect Delivering shareholder value 3 Years then 4 Years later

Other deal issues • Up to 170p per share to be distributed to shareholders • Global Connect agreement • Governance • Best Buy Europe dividend policy

Proposed transactions with Best Buy Co., Inc. Conditions CPW shareholder approval Anticipated timetable 7th November 2011 Announcement of sale of interest in Best Buy Mobile (US & Canada) November/December Production of circular January 2012 1st week 3rd week Circular distributed to CPW shareholders CPW shareholder meeting to approve February 2012 Cash distribution via B Share Scheme Effective over 2011/12 & 2012/13 tax years

v CPW Europe 50% Virgin Mobile France 47% Property 100% MV of £70m-£80m Cash & loans receivable c.£125m Mexico & China 20% profit share New territories 50% profit share Best Buy Mobile Consultancy fee £25m over 5 years Revised Group Structure CPW Europe potential upside Post distribution of up to £813m to shareholders Global Connect

Financial Update Nigel Langstaff CFO

Summary H1 financials • CPW Europe affected as anticipated by 24 month contracts in the UK and SP transition in Germany, including £4m reorganisation charge • Best Buy Mobile US reflects strong prior year comparatives • Unsustainable level of losses within Best Buy UK, resulting in decision to close • Strong period of customer additions caused increased SAC at Virgin Mobile France • Interim dividend of 1.75p, payable in December Headline Group EPS £'m H1 2011-12 H1 2010-11 YoY 100% CPW Europe 20 44 Best Buy Mobile US 45 43 Best Buy UK (47) (29) Tax and interest (12) (20) Best Buy Europe (50%) 3 19 -84% Virgin Mobile France (47%) 2 6 -68% Other 1 - Profit after tax 6 25 -78% Basic EPS 1.2p 5.5p -78%

Best Buy Europe financials - EBIT • Revenue in line with expectations, with LFL down 3.9% and c.£60m negative impact from Germany • CPW Europe GM% held up well, but overall GM% suppressed by Best Buy UK • Opex savings despite Best Buy UK and German reorganisation costs Best Buy Europe Headline EBIT £'m H1 2011-12 H1 2010-11 YoY Revenue 1,587 1,668 -5% Gross margin 442 484 GM% 27.8% 29.0% -120bp Opex (423) (425) Best Buy Mobile US 45 43 EBITDA 64 102 -37% D&A (46) (44) EBIT 18 58 -69% EBIT% 1.2% 3.5%

Virgin Mobile France financials - PAT • Strong revenue growth, with last year’s customer base growth weighted to H2 • Net adds of 88,000 (net reduction of 33,000 last year) resulting in high SAC • Underlying EBIT before increased net adds showing good progress Virgin Mobile France Headline PAT £'m H1 2011-12 H1 2010-11 YoY Revenue 193 158 22% EBITDA 10 22 -55% D&A (2) (2) EBIT 8 20 -60% EBIT% 4.1% 12.6% Interest (2) (1) Tax (2) (5) Profit after tax 4 13 -68%

Best Buy Europe financials - cash flow • EBITDA down YoY (24m contracts, Germany) • YoY increase in H1 working capital outflow reflects higher stock levels and other short-term timing issues • Full year working capital expectation in line with guidance • Capex investment in Wireless World roll-out and IT platforms Best Buy Europe cash flow £'m H1 2011-12 H1 2010-11 YoY EBITDA pre-Best Buy UK 108 129 Working capital (135) (78) Capex (44) (26) OFCF pre-Best Buy UK (71) 25 Best Buy UK (45) (43) Other (16) (18) Net cash flo (132) (36) Closing net fund - 21

Update on full year guidance Continuing June guidance Update CPW Europe EBIT flat to +10% As June; likely to be lower end given (£135m - £150m) subdued prepay market Interest flat (£15m) Tax 23-24% Virgin Mobile France EBIT up 20-25% As June Basic EPS Pending Best Buy UK 11.5p - 12.0p Regular dividend 3 x cover c.5p Other Best Buy Mobile US No profit share beyond H1 Best Buy UK Losses to closure estimated at £25m-£30m One-off distribution B share scheme n/a Up to £813m As June

Estimated costs of Best Buy UK closure • All closure plans subject to employee consultation • Significant investment in redeployment of people where possible • Average lease length c.10 years Cash costs £'m Property c.40 Average annual rent c.£860k per store People 10-15 Redeployment / redundancy Other 15-20 Stock disposal, contract exit 65-75 Non-cash charges £'m Asset write-downs 40-45 Net of lease incentives 40-45

Q&A

Appendices

CARPHONE WAREHOUSE
GROUP PLC

Best Buy Europe guidance update

CPW Europe	FY guidance	H1 actual	Comments
Space	Up 2-3%	Up 1%	H1 weighting to franchise stores
LFL revenue	+ / - 2%	Down 3.9%	H1 in line with expectations, with flat to low single digit positive LFLs expected in H2
Connections	Down 0 to 5%	Down 8.8%	Now expecting down 5-10% for FY (weaker prepay)
German SP	Revenue down c.£100m Earnings down c.£10m	Revenue down c.£60m Earnings down c.£10m	Impact weighted towards H1; full year guidance unchanged
EBIT %	Strengthen YoY	Down YoY	H1 expected, FY guidance unchanged
EBIT	Flat to +10% £25m down in H1	£24m down in H1	H1 expected, FY in line with guidance - likely to be at the lower end

Best Buy Europe	FY guidance	H1 actual	Comments
Interest	Flat	Up £3.1m	Write-off of legacy facility fees, following summer refinancing; FY guidance unchanged
Tax	23-24%	25%	FY guidance unchanged
OFCF (ex BBUK)	Similar	Down YoY	H1 OFCF affected by short-term issues; FY guidance for CPW Europe unchanged

Virgin Mobile France financials - cash flow • Strong cash generation despite investment in growth • Capex investment in full MVNO development • Other in prior year included Tele2 purchase price adjustment Virgin Mobile France cash flow £'m H1 2011-12 H1 2010-11 YoY EBITDA 10 22 Working capital 7 11 Capex (6) (4) OFCF 11 29 Other 0 8 Net cash flow 11 37 Closing debt (52) (51)

CARPHONE WAREHOUSE
GROUP PLC

Virgin Mobile France guidance update

Virgin Mobile	FY guidance	H1 actual	Comments
Net adds	100,000 to 150,000	88,000	FY guidance unchanged
Revenue	Up 10-15%	Up 22%	FY guidance unchanged
EBIT margin	~7%	4.1%	Increased customer acquisition in H1; FY guidance unchanged
OFCF	Similar	Down YoY	Increased customer acquisition in H1; FY guidance unchanged

Group financials - EPS Headline Group EPS £'m H1 2011-12 H1 2010-11 YoY Revenue 3 3 Opex (3) (4) Best Buy Europe 3 19 -84% Virgin Mobile France 2 6 -68% Net interest and tax 1 1 Profit after tax 6 25 -78% Basic EPS 1.2p 5.5p -78% • Expected seasonality in CPW Europe and increased losses in Best Buy UK suppressed YoY earnings from Best Buy Europe • Virgin investment in growth again suppressed short-term earnings

Group financials - cash and dividends • Planned dividend of c.5p, with 1.75p interim • No short-term plan for additional returns out of existing cash resources • Other in prior year includes FX gains on hedges Group funds £'m H1 2011-12 H1 2010-11 Net funds b/f 121 100 Dividends / own shares (30) (3) Virgin Mobile France loan repayments 7 11 Other (1) 6 Net funds c/f 97 114 VMF loans receivable 28 39 Net funds inc. loans 125 153